Exhibit 99.1

Raising The Bar on Performance February 2004 Investor Conference

Forward Looking Statements Certain statements in this release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, among other things, (1) general economic and business conditions; (2) interest rate changes and the availability of mortgage financing; (3) the relative stability of debt and equity markets; (4) competition; (5) the availability and cost of land and other raw materials used by the Company in its homebuilding operations; (6) the availability and cost of insurance covering risks associated with our business; (7) shortages and the cost of labor; (8) weather related slowdowns; (9) slow growth initiatives and/or local building moratoria; (10) governmental regulation, including the interpretation of tax, labor and environmental laws; (11) changes in consumer confidence and preferences; (12) required accounting changes; (13) terrorist acts and other acts of war; and (14) other factors over which the Company has little or no control.

Delivering On Long-Range Plans Two years ago, we announced our 3- year objectives: Expanding market share Driving better financial performance Improving operations Advancing our lead in quality On track and ahead of plan:

Plan: Deliver 38-42,000 Homes Domestic Deliveries 2001 2002 2003 * 2004 Goal Operating Margin 22915 28903 32693 38000 4000 * 3-year goals articulated in February 2002

Plan: Double Homebuilding Revenues Domestic Homebuilding Revenues ($ billions) 2001 2002 2003 * 2004 Goal Operating Margin 5.3 7.2 8.7 10 * 3-year goals articulated in February 2002

2001 2002 2003 * 2004 Goal Operating Margin 0.096 0.1 0.115 0.14 Plan: Increase Homebuilding Pretax Margin by 200+ Basis Points Domestic Homebuilding Pretax * 3-year goals articulated in February 2002

2001 2002 2003 * 2004 Goal Operating Margin 3.005 3.6 4.91 5 1 0.25 Plan: Increase EPS to $5.00 Earnings Per Share Target EPS adjusted for stock split effective January 2, 2004 Current Guidance * 3-year goals articulated in February 2002

Delivering on Our Long-Range Plan 2004 Guidance 2004 Guidance 2003 * Original Current Domestic Deliveries 32,693 38-42,000 38-42,000 Domestic Settlement Revenues (billions) $8.5 $10 $10 to $11 Domestic Homebuilder Pretax Margin 11.5% 13+% 12% to 13% Net Income (millions) $617 $620 $810 EPS (from continuing ops.)** $4.91 $5.00 $6.00-$6.25 Inventory Turns 1.4x 1.5x 1.5x Community Count 535 600 - 700 600 - 650 ROE 21% 18% to 20% 22+% Debt-to-Capital 38% ^ 40% ^ 40% Positioned to achieve, even surpass, 3-year goals articulated in February '02 ** EPS adjusted for stock split effective January 2, 2004 * 3-year goals articulated in February 2002

Balancing Our Commitments Focused on delivering long-term results to meet the needs of key audiences: Customers Shareholders Employees Business Partners

Raising the Bar on Performance Driving increased performance over the next 3 years Expanding market share to drive units and revenues Operational excellence to drive better financial performance Delivering improved returns on equity and invested capital Extend our lead in product quality

Agenda: Delivering the Plan Profile of Pulte Homes Who we are and what we're about Expanding market share Growth through segmentation Building on our leadership position with active adults The success of Webb Operational excellence Driving margin through improved building processes Innovative building programs The value of quality Focus: Successful land strategies in a supply constrained market Financial review Operating statistics Performance trends Outlook for 2004 to 2006

Today's Speakers Speaker Discussion Topic(s) Richard Dugas President and CEO Introduction and Understanding Land Supply Constraints Steve Petruska Executive VP and COO Segmentation and Operational Excellence Roger Cregg Executive VP and CFO Update on Webb and Financial Overview Alan Laing Vice President Operations - Pratte JV Advanced Supply Chain Strategies and Innovative Building Programs Dave Schreiner VP Active Adult Development Active Adult and the Power of the Webb Brand

Industry Landscape

Demand Fundamentals Solid 1971- 1980 1981- 1990 1991- 2000 2001- 2010E Change in Households 1,578 1,281 1,137 1,255 Change in Vacancies (1) 151 219 184 223 Removals (2) 333 214 343 344 Total Demand 2,062 1,714 1,664 1,822 Represents largely second home demand Represents homes removed from the housing stock due to demolition or obsolescence net of replacements Represents largely second home demand Represents homes removed from the housing stock due to demolition or obsolescence net of replacements Represents largely second home demand Represents homes removed from the housing stock due to demolition or obsolescence net of replacements Represents largely second home demand Represents homes removed from the housing stock due to demolition or obsolescence net of replacements Represents largely second home demand Represents homes removed from the housing stock due to demolition or obsolescence net of replacements Key Drivers in Annual Demand Key Drivers in Annual Demand Household Formations 1.2 million Immigration .8 million

Supply Side Remains Constrained Land is plentiful...land that can be entitled is not Slow growth, no growth, NIMBY - play well politically Infrastructure limitations combined with very tight state and local budgets Entitlement times have effectively doubled within each market East/West Coasts toughest, but middle-America catching up Many markets having to "manage" lot releases because follow-up pieces are harder to locate/process Local supply-demand gaps can be huge Covered in more detail in a later presentation

Consolidation Continues Big builder advantages Lower capital costs Balance sheet to support land control Economies: operating and overhead costs Professional managed '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 % of Starts 0.057 0.052 0.057 0.058 0.069 0.071 0.076 0.085 0.103 0.121 0.129 0.13 0.135 % of Sales 0.094 0.088 0.096 0.104 0.111 0.109 0.107 0.122 0.152 0.169 0.181 0.199 0.203 * Based on management estimates of 2003 domestic closings

Competitive Advantages of Size and Scale Financial and people resources to control and entitle scarce land parcels Better access to lower-cost capital Significant cost advantages versus small builders Volume pricing for materials and labor More efficient building practices Geographic diversification creates opportunity and helps to minimize risk Ability to meet buyer demand for better quality

Less Frequently Discussed Advantages Unique to Homebuilding Industry Every lot position and, in turn, every home is different, which limits direct-price competition Pulte's focus on buying "A" locations heightens this distinction No significant threat from low-cost foreign competition Not burdened by legacy costs associated with retirement/healthcare benefits

Pulte Homes Positioned for Success

Focus on Existing Markets '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 Closings 8028 9798 11142 12445 14613 15068 16051 19569 19799 22915 28903 32639 Markets 41 41 41 43 44 44 Understand local market dynamics Relationships with land sellers and contractors Capitalize on established brand awareness Overhead leverage

Selective Acquisition Strategy Fill in Product/Brand or Land Portfolio Typically looking for good land assets Sivage Thomas ColRich Radnor Klein & Eversoll Strategic acquisitions can bring land and much more Del Webb DiVosta '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 Closings 8028 9798 11142 12445 14613 15068 16051 19569 19799 22915 28903 32639 (1) (2) (1) (2) Domestic Closings (Acquisitions Completed)

Capitalize on Geographic Diversity: More Growth with Less Risk

Organic Growth Strategy Built Around Customer Segmentation Unique strategy to serve all major customer segments within a local market Opportunity to serve largest universe of buyers Maximize land-use opportunities Strategy of serving all buyer segments allows maximum flexibility to adjust to changes in local market demand

Land Pipeline Supports Sustainable Long-term Growth Strong land pipeline critical to achieving future growth 47% owned vs. 53% optioned Own roughly 3 years; use options to mitigate risk & control land during long entitlement period Customer segmentation strategy increases land- use opportunities '00 '01 '02 '03 Owned 41300 81200 84300 120422 Optioned 52200 59100 92500 136526

Reaping the Benefits of Prior Land Investments Prior-year investments in land turning into new communities Opportunity to drive significant order growth in existing markets Robust pipeline of Webb communities can result in accelerated sales pace relative to growth in community count '00 '01 '02 '03 '04 Goal Community Count 394 440 459 535 535 107

Raising the Standard for Quality History shows that quality pays: Supports premium pricing model Lowers customer acquisition costs Advantage in working with local municipalities to get land entitled Reduces ongoing service expense and litigation risk

Strategies For Success Growth through expanding share of existing markets Segmentation Operational Excellence People Development Financial Discipline Improving financial results and shareholder returns Using a strong balance sheet and cash flows to support long-term success

People Development Critical that we hire and retain the most talented individuals Hired 675 college recruits in 2003; expect to raise the bar even higher in 2004 Looking outside the industry for new ideas Industry-leading training to ensure our future Top Gun Emerging Leaders Working to be the employer of choice for the industry

What Does It All Mean Looking ahead to 2006 Communities are coming on line to deliver units and revenues Driving initiatives focused on margin expansion unrelated to price appreciation...but we're pushing prices too Sustained double-digit growth in earnings with strong cash flow Making it happen....

Understanding the Power of Customer Segmentation

The Goals of Segmentation Serve the largest universe of potential customers Supports growth within existing markets More consistent demand as buyer groups respond differently to changes in macro-environment Overhead leverage Identify underserved buyer segments More efficient house design/specifications - standardize across entire organization Enhanced land use Supports "Homeowner for Life" philosophy

Traditional Builder Approach If you build it, someone will buy it More sophisticated builders might use one of 3 approaches to categorizing buyers Purchase cycle - First time buyer; Move up buyer; Move down buyer Product type - Single family detached; Single family attached; Multi-family Price Range - Segmentation by retail price range These methods have the advantage of simplicity, but they are NOT consumer segmentation models

Step One to Understanding Consumer Groups Two powerful predictors: wants & needs vs. abilities The first is the person's stage of life (Wants & Needs) Housing wants/needs are different for a student than a young adult or growing family, such changes continue as you pass through the various stages of your life The second component is income (Abilities) People tend to buy all the house they can afford In any event, people can't buy more house than they can afford (the mortgage company will not let them)

Step Two to Understanding Consumer Groups Identify primary life stages to better understand the wants and needs of specific buyer segments: Singles (Not Married) Starter Couples -- DINKS -- Dual Income/No Kids Planned or Coming Couples Kids Born Starter Families (with at least one child less than 12) Mature Families (youngest child is older than 12) Single Parents Senior Singles Empty Nesters Senior Couples

Step Three to Understanding Consumer Groups What's a TCG? People at similar life stages - first job, just married, growing family, empty nesters, etc. -- have similar things that they want and need from their home Choices between wants and needs are then heavily influenced by financial ability (what can I afford?) At a market level, data can be developed that allows you to cross "life stage" groups with family income with some degree of accuracy Life stage vs. income matrix, combined with a behavioral analysis is the basis for development of a Target Consumer Group or TCG

MACRO MARKET INDICATORS CONSUMER SEGMENTATION GEOGRAPHIC SEGMENTATION SUPPLY ANALYSIS OSP Integrating TCG's into the Planning Process Continuous Process FloorPlan Design Process Land Acquisition Process Parameters COMPETITIVE ANALYSIS STRATEGIC DIRECTION MATRIX DEVELOPED BASED ON RESULTS OF OSP Informs this Process

Driving the Segmentation Process Extensive work completed in 2003 to accelerate adoption across all markets Standardized segment profiles (11 TCG's) for use across all markets. Developed methodology to link census data to assess opportunity within each TCG at a local market level Each market completed comprehensive analysis of supply (current and pending) in the market Looking for biggest gaps between demand and supply 2004 budget/planning process was first to include market analysis by TCG

Capturing Additional Benefits Continuing to push TCG model at the market level Developing new product opportunities: multi-TCG communities, mid-rise, urban infill, brownfield projects Standardize product specifications across country Testing model to see if house specifications can be standardized for each TCG Potential for millions of dollars in cost savings through better supply chain management All-star product line up as we share best selling floor plans across markets

Seeing the Results Michigan - developed new product to serve TCG 1-3 in communities priced from the mid-$100,000's Southern Cal - using the DiVosta model offering fewer options developed product to serve TCG 2 and 4 at a $240,000 price point Arizona - acquisition of Sivage-Thomas provided large presence with first-time buyers Northern Cal - creative urban-infill product to reach more affluent singles All markets pushing aggressively into serving active adult segment

Conclusion Segmentation as a key strategy allows Pulte to: Understand the underserved consumer groups Leverage product and specifications Purchase larger land parcels Grow our domestic homebuilding business in the markets we know best Get all the customers within a given geography

Pulte Active Adult Business Development

Explosive Market 78 Million Strong Every 7 seconds,1 turns 50 Half the disposable income 70% of the assets By 2005, 25% of home buyers will be 55+ buyers will be 55+ buyers will be 55+ buyers will be 55+ buyers will be 55+ buyers will be 55+ buyers will be 55+

18-Year Trend Life Expectancy Growing With Staying Power

But on the Move 59% of active adults say they'll relocate In-place buyers looking to stay within 100 to 150 miles of where they live currently Want to stay near their social infrastructure Destination buyers usually heading to traditional warm-weather markets Arizona, California, Florida and Nevada Home ownership increases through age 70

Acquisition Integration Facilitation Pulte Active Adult Strategies

Awareness Image Lead Bank Referrals Del Webb Brand Value

Sun City Lincoln Hills Sommerset Orchards Whitney Oaks Sun Lakes Banning Sun City Palm Desert Sun City Anthem Anthem Country Club Las Vegas Sun City Grand Solera Chandler Anthem Parkside Anthem Country Club Phoenix Sunflower Sun City Texas Sun City Huntley Sun City Anthem Grand Haven Spruce Creek Country Club Sun City Hilton Head Webb in 2001

Webb in 2004

(Number of expected new communities circled below)

Sun City Lincoln Hills
Sommerset Orchards
Solera at Elk Grove
Sierra Canyon Reno
Solera at Oak Valley
Sun City Shadow Hills
Solera at Jess Ranch
Country Club Estates
Sun City Anthem
Sun City Aliante
Solera at Anthem
Anthem CC Las Vegas
Club Aliante
Sun City Grand
Corte Bella Country Club
Solera Chandler
Sonora
Las Brisas
Peralta Trails
Anthem Parkside
Anthem CC Phoenix
Johnson Ranch
Sun City Texas
Sun City Huntley
Edgewater
Ingalls Farm
Hanging Tree Golf Club
Great Island
Somerset Run
Wanaque
Oxford Green
Manchester/Bathgate
Reserve at Gwynedd
Centennial Mill
Chesapeake
Falls Run

Carol Vista
Celebrate Virginia
Potomac Green
Spring Hill
Anthem Colorado
Amberly
Argent II
Sun City Hilton Head
Forsythe
Skinner
ChampionsGate
Spruce Creek Country Club


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4
1
5
5
2
1
1
2
3
2
4
1
1
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48

Webb 2005 and Beyond Arizona California Nevada Colorado Texas Florida Georgia Illinois Michigan Ohio Indiana New Jersey Connecticut New York Maryland South Carolina Massachusetts Virginia North Carolina

Future Peek Multi Brand Communities AA Destinations Covered Remaining Markets Covered In-Market Niching

Barriers To Entry Foundation of trust Del Webb has developed with this buyer Lengthy acquisition process Specialized skills Referral/prospecting lag

Pulte Active Adult Business Development

Driving Value in Del Webb Roger Cregg Executive Vice President & CFO

Strategy Underlying Webb Merger 107 Very strong and very positive brand recognition with active adult buyers Great land portfolio, with deep positions in key markets Mature communities with majority of infrastructure investments already made Opportunities to enhance performance within existing communities Opportunity to expand into Pulte traditional markets with new community model Expertise developing large, master plan communities

Actions Taken to Enhance Webb Operations and Overall Returns Leveraged Pulte + Webb volumes at national and local market levels with suppliers and contractors Reduced overheads Increased price and pace in strong Webb communities Converted roughly 5% of Webb lots to use by Pulte traditional Sold off non-core assets

Moved quickly, and successfully, to improve Georgetown (TX), Hilton Head (SC) and Huntley, (IL) Accelerated sales pace Simplified product designs Reduced number of product offerings Better aligned specifications with buyer preferences Allowed for lower price points, with comparable margins The impact has been significant... Actions Taken to Enhance Webb Operations and Overall Returns

Sun City Huntley New models have restored sales pace and profitability 2001 2003 Closings 339 673 Sign Ups 400 602 ASP $251 $248 Lots Remaining 4,114 2,949

Sun City Texas 2001 2003 Closings 301 361 Sign Ups 357 342 ASP $245 $199 Lots Remaining 2,539 1,858

Sun City Hilton Head Overall, a solid project with still more opportunities to further accelerate pace 2001 2003 Closings 274 601 Sign Ups 273 476 ASP $246 $206 Lots Remaining 5,197 4,338

Actions Taken to Enhance Webb Operations and Overall Returns Other actions to improve project returns "Phase in" remaining large infrastructure investments Scheduling new golf courses or recreation centers until more residents in the community Implement more efficient building practices JIT lot development vs. development in advance of need Reduce seemingly limitless number of options and upgrades Changed compensation formula to focus on return on invested capital Took the time needed to fully and effectively integrate Webb into Pulte operations

Managing for Growth and Returns Return hurdle for Webb projects same as Pulte traditional Need to manage land process (use of options) Timing of investments is critical Appropriate and target amenity package More efficient house designs Appropriate option/upgrade offerings Capture overhead leverage Balance large destination communities with smaller projects reaching in-place buyers

Balance large destination communities with smaller projects reaching in-place buyers Smaller in size (200 - 1,000 acres) 500 to 2,500 lots Right-sized amenities aimed at local needs In-place vs. destination consumers Housing product tailored to local preferences Maximizes potential geographic markets for expansion Managing for Growth and Returns

Driving Value in Del Webb Roger Cregg Executive Vice President & CFO

Operational Excellence Steve Petruska Executive Vice President & COO

Operational Excellence In the next 5 years one builder will separate itself from the pack and lead the homebuilding industry Operational excellence can help ensure that builder is Pulte Homes

Long-Term Strategy Must stay true to the current strategy of: Market share growth through segmentation People Development Operational Excellence Financial Discipline

Operational Excellence Excellence in these measures will help separate Pulte from the pack: Pricing strategies Customer Delight as measured by CSMS and JD Power Gross margin - goal is 50-basis points annually (without price increases) Focus on reducing house costs Initiatives to increase overhead leverage More fully integrated mortgage operations Control the backlog

Pricing Strategies Segmentation: Supply vs. demand imbalances Understand what the customer wants Control the best land positions Lower inventory levels Developing process for defined launch and pricing strategy for each community Quality supports higher pricing

The Payoff of Quality Customer Delight as measured internally (Customer Satisfaction Measurement System - CSMS) and externally (JD Power and Associates) Win JD Power in every market. Period! Continue to grow Short Term CSMS scores Long-Term CSMS > Short-Term CSMS Owning our customers hearts will drive: Increase repeat and referral business means lower customer acquisition costs Entitlement and land acquisition opportunities Increased margin opportunities with a premium brand Reduced service and warranty costs Lower risk of future construction defects and litigation

'00 '01 '02 '03 '04 Goal '05 Goal '06 Goal Margin 0.181 0.191 0.194 0.206 0.21 0.215 0.22 Target Range Goal is 50-Basis Point Gain Annually Better supply chain management Attacking entire chain from design, purchasing to logistics, scheduling and construction efficiencies Standardize specifications by TCG Better coordination of material purchases regionally and nationally Further vertical integration where it makes sense Even flow of home deliveries to allow for predictable movement of material to our job-sites! Every plan value engineered

Better Supply Chain Management Recruited new executive from outside the industry to capitalize on opportunities around supply chain and logistics Tasked with analyzing the entire system to significantly reduce associated costs Implementing more "advanced" supply chain strategies Streamline distribution channels Developing "manufacturer installed" model

Better Supply Chain Management Continue to push volume purchasing Higher volumes trigger improved pricing Press advantages during contract renewals Reduce variation within product lines...fewer SKUs Better coordination of material purchases regionally and nationally

Standardize Specifications by TCG Extension of segmentation work Preliminary analysis points to transferability of specific TCG wants across markets Example - an urban buyer is an urban buyer Create all-star line up of floor plans by TCG for use in markets across the country Allow for changes in exterior finish materials and cosmetic differences Standardized specification levels would amplify benefits of purchasing, supply chain and logistics initiatives

Value Engineering Actively reviewing all plans to ensure they are optimized for layout and "constructability" Simplify plans to make them easier/more efficient to build Maintain what the customer likes, but eliminate the "tweaks" that add cost but no value How many truss layouts do we need in a model series? What does it cost to have a 12' 3" room dimension? Pratte JV provided opportunity to review Arizona and Nevada plans Value engineering the Southwest plans revealed opportunities to save between $1,500 to $2,000 per house Plans to expand review to all markets

Capturing More Dollars from Every House Select vertical integration where it makes sense Drive lower costs and better construction cycle times Deliver better quality homes Capture contractor margins In certain markets, access scarce contractor resources Tactics vary by market DiVosta, Pulte Home Sciences, Pratte Even flow production possible in all Pulte markets Even flow of deliveries to allow for predictable movement of material to our job-sites! Better scheduling supports better quality Faster turns Just-in-time delivery of materials

Increasing Overhead Leverage Highly Leverage SG&A Strategic decision made to invest in additional overhead to support larger operations Growth plans dictate hiring ahead of need Investments made, now we must drive efficiency: Consolidating resources in large local markets Marketing Purchasing Incrementally only 2%(net) of closing dollars are needed to sell and build the homes, the rest is ours! Our more efficient markets operate with much lower SG&A expenses

Pushing Mortgage Operations Targeting 90% capture rate Very profitable business Centralized mortgage operations benefits from volume Control all the backlog When we control the backlog: Closings are predictable Finaled Inventory is minimized Quality relationship is more likely outcome '00 '01 '02 '03 East 0.642 0.737 0.776 0.827

Targeting Operational Excellence Gross Margin Goals '01 '02 '03 '04 '05 '06 East 0.191 0.194 0.206 0.206 0.211 0.216 0.005 0.005 0.005 Value Engineering Purchasing TCG Standardization Targeted vertical integration Supply chain mgmt Even flow production Logistics management More advanced systems integration Reduced product variation

In Conclusion Our strategy is sound for the long-term Our opportunities are identified Our obstacles are identified and manageable This will be about the execution We will win!

Alan Laing

Operational Excellence: Business Benefits Lower total house costs Installed warrantable life Improved housing production cycle times (ROIC) Improved product quality Reduced risk Improved customer satisfaction

Operational Excellence: Strategy & Action Plan Product Development Reduction in total number of floor plans offered Value Engineering every plan Purchasing National and regional leverage Specification consolidation Organizational development Supply Chain Management Supplier development E-Systems implementation Material Management / Physical Distribution Manufacturer Direct - Installed Vertical Integration PHS DiVosta Pratte

Supply Chain Strategy and Action Plan Key Enablers Business Simplification and Reduction in Unnecessary Variation in both Product and Process A little goes a long way Frame - $1 Billion Plumbing - $280 Million Drywall - $260 Million Electric - $200 Million Product Development Reduction in # of floor plans Standard Construction Details Value Engineering Purchasing Specification Standardization National & Regional Leverage World Class Talent Manufacturer Distributor Contractor Pulte Lot/Floor plan Options/Colors Bill of Material Delivery Date Supply Chain Management E-Strategy Supplier Development Material Management Manufacturer Direct Even Flow Production E-Procurement E-Service Home Selection E-Schedule

Supplier Development Improve Inventory Turns Integrate back office systems drive efficiencies Material Management Eliminate non value added distribution Purchase materials directly from Manufacturers or Distributors Consolidate materials into same truck shipments Manufacturer Direct Support suppliers "direct installed" strategy Even Flow Production Improve labor productivity Enables distribution optimization Enables improved cycle times and quality A little goes a long way Frame - $1 Billion Plumbing - $280 Million Drywall - $260 Million Electric - $200 Million Cabinets/Windows Plumbing/Electrical/HVAC Material Drywall/Paint/Lumber Cash Cash Cash E-Procurement E-Service Home Selection E-Schedule Supply Chain Management E-Strategy Supplier Development Material Management Manufacturer Direct Even Flow Production Manufacturer Distributor Contractor Pulte Lot/Floor plan Options/Colors Bill of Material Delivery Date

DiVosta - 55 Day Cycle Time Vertical Integration - Following DiVosta's Lead DiVosta - acquired by Pulte in 1998 Builds exclusively in Florida: Jupiter, Naples, Port St. Lucie, Sarasota, Wellington, Hobe Sound 2003 closings: approximately 1,600 homes Typical Product Square footage: 1,500 to 3,000; Avg. 1,900 Average sales price: $256,000 Majority of supplier and trade activities are performed by employees Company leader in operating and financial results Typical - 75 Day Cycle Time Construction Cycle

Vertical Integration - Focusing on Shell of the Home Product Cost Percent of Total Cost Production Days Percent of Total Cycle Time Foundation $12,525 11% 10 10% Frame $24,497 19% 15 15%

Vertical Integration - Pratte and PHS - Shell Trade Integration Company Markets Served 2004 Closing Estimate Cycle Time Improvement Opportunity Cost Reduction Opportunity VE House Cost % Covered JD Power CSMS Pratte Building Systems Vegas Phoenix Tucson 7500 4-5 days $2500 $1500 36% # 1 # 1 # 1 Pulte Home Sciences Detroit * DC 700* 250 8 days * 22 days TBD TBD 25% #1 TBD

Product Category Material and Labor - Annual Spend Product Typical House % of Average House 2004 Total Spend ($ millions) Leverage agreements Supplier Development Frame $24,497 19% $1,027 Very limited VI - 15% Foundation $12,525 11% $594 None VI - 0% Plumbing $6,696 5.2% $282 5% 0% Drywall $6,102 4.7% $257 10% 0% Electric $4,877 3.8% $205 5% 0% Windows $4,169 3.3% $176 90% 40% HVAC $4,123 3.2% $174 80% 0% Paint $4,081 3.2% $172 100% 0% Roofing $3,508 2.7% $148 100% 0% Cabinets $2,662 2.1% $112 100% 25% Totals $73,240 57% $3,084

Supply Chain and Vertical Integration Summary Very early stages of capturing all the benefits of supply chain strategy Purchasing leverage will continue to grow and drive lower transaction costs Product development and business simplification will power supply chain and vertical integration action plans Vertical Integration will cover roughly 25% of 2004 closings Expansion opportunities: potentially integrate other products and/or expansion into new markets

Implementing a Success Land Strategy in a Supply Constrained Market

Agenda US housing - "supply constrained" or not? Regions / Cities with issues The hidden benefits Overall implications Historical review / long term expectations Pulte's land strategy Why control is critical

Long-Term View Pulte is focused on success over the long term. With that in mind, looking out over the next 3 to 5 years, the basic question is: Do you expect land values in Northern Cal, Southern Cal, Denver, Chicago, New York, Tampa, Boston or any other major metro market in this country will be decreasing?

How Land Constraints Impact the Supply and Land Strategies

Do Supply Constraints Exist? We often get this question; after all land is easily replaceable, isn't it? Raw land is in plentiful supply Entitled, residential land is in very short supply In many markets the situation is far worse / better than these overall statistics (more later)

Why the Pressure on Supply? Anti-growth efforts are in full swing in almost every metro area across America Growing population starting to really strain: Road networks Public schools Sewer systems Water availability Other municipal services (fire, police, etc.) These efforts are not new for heavily populated areas (Northeast, California) but now are widespread across the country

Land Entitlement Process No "national" or "state" zoning; decisions made by local municipalities: Counties Cities Large metro areas rarely have a coordinated land strategy Result: each municipality protects its own interest These counties / cities are governed by elected officials who keep hearing about "sprawl" The easiest answer (not best answer) is to limit growth through restricting entitlements "Anti-sprawl" sells to the public - excellent political strategy for local politicians to get elected

Additional Pressure Residential is worth the least in terms of tax revenue Residents pay little for services (water, roads, sewer, schools) This imbalance (taxes received vs. value provided) is attacked with "no growth" first and impact fees second Other uses (industrial, commercial, office) offer greater tax benefits; critical when looking at budget shortfalls Result is constant pressure from neighbors (anti- growth) and council members (balance the budget) that all spell less and less residential lots zoned

Evidence Best evidence we have is where demand (signups) is greater than supplied housing Many markets are now "allocating" lots on some type of lottery basis to control supply Tough to replace these lots No reason to "burn" through them Better strategy is to limit supply and raise prices This practice is being followed not only in Northeast and California markets but in many areas around the country

Evidence Pulte markets currently with supply constraints: Sacramento San Francisco Los Angeles San Diego Boston New York Metro / New Jersey Philadelphia Maryland Washington DC

More Evidence Supply constrained markets you may not have suspected: West Palm Beach Orlando Tampa Ft. Myers Sarasota Chicago Las Vegas

Even More Evidence Even these markets, while not supply constrained overall, do have supply issues in preferred submarkets (our focus areas): Phoenix Atlanta Charlotte Denver Jacksonville Detroit Minneapolis That only leaves one area of the country (Texas) without supply constraints in some form!

Where's the Good News? Supply constraints play into the hands of big builders: Drives pricing (margins) - why burn through lots? We can control (not necessarily own) the lots Plan our business vs. react Controlled lot releases with built-in price escalation Planned production paces (even flow) Orderly, smooth closings (improves quality) Big builders that control lots are in the drivers seat We compete locally, by submarket (not city wide) When we control the best land in a given submarket, we win Big builders have a financial advantage in controlling excellent sites in the best submarkets

Overall Implications Builders with large lot supplies control their own destiny Not relying on third party developers Build value through entitlement vs. giving up margin to third parties Land is tight, getting tighter and will be harder tomorrow Environment for entitlement has lengthened Increasing pressure against development due to infrastructure issues Smart builders are working with municipalities (vs. fighting them) for "common good solutions" Dedicated green space in many developments Donating needed facilities: schools, fire stations, etc. Infrastructure upgrades can be handled partly by builder (sewer plants, road widening, etc.)

Pulte's Land Strategy Control as many lots as possible in outstanding locations Own what's needed in near term (next year or two) Control what's needed longer term (3-5 years out) Work with municipalities vs. fighting them Good working relationships will help Pulte get its fair share (and more) of allotted entitlements Build an outstanding product (home) and community Helps secure future entitlements Builds long-term, trusting relationship with local community

Is This All Real? Are supply constraints the entire reason for housing's strong showing the last 6-7 years? There are additional factors: Steady to increasing demand More professional management Better / more flexible mortgage programs (ARM's) Lower cost of capital All these things are important, but the #1 overall driver has been a large gap between demand and supply, and the gap is widening

Consider Recent Past Shocks to the system: War in Afghanistan "Tech" market implosion (2000) Overall financial market weakness (2000 - 2002) Attack on 9/11/01 War in Iraq 2 sharp interest rate increases (1999 and 2003) Each event was followed by the pundits predicting the slowdown / death of housing. It didn't happen - why? Supply constraints were not fully understood Almost every other industry suffered, housing did not because demand simply outstripped supply

Long Term Forecast We believe this imbalance will only widen: Demand is forecast to be steady and / or strong Supply will continue to be pressured The resulting gap spells continued success for builders with sound land strategy Said another way, we could see a significant reduction in demand (possibly a strong rate increase) and still have more demand than supply

Pulte's Future Supply constraints are real and must be considered when evaluating the health and future of housing We will continue to implement our key initiatives Growth through segmentation Operational Excellence People Development Financial Discipline Land plays a key role All investments are not created equal Segmentation critical driver for land decisions (data based)

Impact of Supply/Demand Imbalances at the Market Level Household Formations Immigration Employment Interest Rates Consumer Confidence Supply of Entitled Lots Graph for discussion purposes only and not meant to be exact depiction of current US housing market.

Impact of Supply/Demand Imbalances: When Rates Rise Household Formations Immigration Employment Interest Rates Consumer Confidence Supply of Entitled Lots Graph for discussion purposes only and not meant to be exact depiction of current US housing market.

Impact of Supply/Demand Imbalances: When Confidence Wanes Household Formations Immigration Employment Interest Rates Consumer Confidence Supply of Entitled Lots Graph for discussion purposes only and not meant to be exact depiction of current US housing market.

Impact of Supply/Demand Imbalances: When Employment Weakens Household Formations Immigration Employment Interest Rates Consumer Confidence Supply of Entitled Lots Graph for discussion purposes only and not meant to be exact depiction of current US housing market.

Implementing a Solid Land Strategy

Pulte's Position They aren't making any more A+ land Currently own 120,000 lots Currently control 137,000 lots Total lot supply of 257,000 lots Land controlled after our unique segmentation analysis identifies which segments in which submarkets offer the best potential Balance sheet reflects this strategy $1.5 billion incremental land investment planned in 2004 Maintaining a disciplined 40% debt / cap Our strong financial results allow us to continue making A+ land investments while still improving returns '00 '01 '02 '03 Owned 41300 81200 84300 120422 Optioned 52200 59100 92500 136526

Pulte's Position - continued Land acquisition decisions driven by segmentation data Industry leading quality and customer service Supports higher pricing, lower service cost, etc. Also helps us to get land where others can't Organic growth model supported by segmentation Reduces dependence on any one segment to support our growth Active adult communities look upon favorably for entitlements Allows us the make the best investments in each submarket Allows our operators the flexibility to make the correct decision in their markets vs. "forcing" one strategy (eg: entry level) on everyone

Industry Leading Pipeline Pulte Lennar Horton Centex KBH East 257000 200000 180000 175000 110000 Numbers based on reported data

Conservative Land Investment Profile 120,000 lots owned. Land inventory of $4.4 billion matched against "patient" capital: $3.4 billion of equity and $2.2 billion of long-term debt 137,000 lots controlled. Option costs and related pre-acquisition expenses total approximately $175 million Own 120422 Option 136526 Owned Optioned Lots Under Control As of 12/31/03

Balancing the Risk and Rewards Rationale for robust land pipeline Scarce resource with growing value Not making any more land, and what is available is harder to entitle Support growth/market share gain Single biggest driver to ongoing consolidation in the industry No land - no business Capture margin realized upon entitlement of land parcel Realize appreciation in land value Help ensure consistency of future sales and deliveries Flexibility, can build or sell Appreciating the risks Rising land costs Zone for higher density More efficient land development Maintain "return" discipline Margin pressure should selling prices plateau or decline Don't assume price increases in feasibility models Renegotiate option agreements Need to revalue land parcel Diversification - inventory comprised of almost 1,000 different parcels Even in weaker markets, land scarcity maintaining values (Austin)

Achieving Our Financial Goals Roger Cregg Executive Vice President and Chief Financial Officer

Agenda Overview of operations Select financial data by geographic area Review of financial performance Historical trends and review of 2003 accomplishments Three year financial plan Raising the bar on performance...again

Overview of Pulte's Operations

Profile of Operations 2003 Statistics 2003 Statistics Closings 32,693 Revenues ($ millions) $8,482 Markets 44 Communities 535 Invested Capital ($ millions) $5,075

Northeast Detail Actual % of Company Closings 2,692 8% Revenues ($ millions) $1,056 12% Markets 4 9% Communities 69 13% Invested Capital ($ millions) $725 14%

Actual % of Company Closings 8,234 25% Revenues ($ millions) $1,662 20% Markets 17 39% Communities 106 20% Invested Capital ($ millions) $800 16% Southeast Detail

Actual % of Company Closings 4,936 15% Revenues ($ millions) $1,408 17% Markets 7 16% Communities 104 19% Invested Capital ($ millions) $650 12% Midwest Detail

Actual % of Company Closings 5,283 16% Revenues ($ millions) $920 11% Markets 8 18% Communities 118 22% Invested Capital ($ millions) $600 12% Central Detail

Actual % of Company Closings 11,548 36% Revenues ($ millions) $3,437 40% Markets 8 18% Communities 138 25% Invested Capital ($ millions) $2,300 45% West Detail

Track Record of Strong Financial Results

'92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 Closings 8028 9798 11142 12445 14613 15068 16051 19569 19799 22915 28903 32693 CAGR Closings 14% Domestic Closings

Domestic Settlement Revenues '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 Revenues ($ millions) 1224.223 1400 1600 1900 2300 2500 2825 3689 4168 5146 6992 8482 CAGR Revenues 25%

'92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 est. Net Income 52.5 55.4 62.4 48.8 63.2 62.1 101.148 178.287 218.384 302.425 453.645 580 EPS 0.475 0.495 0.56 0.445 0.63 0.565 1.15 2.035 2.59 3.005 3.6 4.97 6 0.25 Company Guidance for 2004 Earnings from Continuing Operations of $6.00 to $6.25 Per Diluted Share Strong Growth in Earnings Per Share CAGR EPS 34%

Recently Completed Another Record Year '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 Revenues ($ millions) 0.597727 0.591727 0.635655 0.999173 1.179376 1.306894 2.117679 2.857376 4.14719 Q4 2003 earnings highlights: EPS up 40% to $1.95 (adjusted for stock split) Orders up 31%; Backlog 13,952 homes Gross margins from home sales increased 150 basis points to 20.9% Q4 2003 community count 535 vs. 460 as of 12/2002 LTM return on equity 21%

Raising the Bar...Again Expectations for 2004 to 2006

Assumptions Macro-economic environment assumed in the range of 2003/2004 experience Gradual increases in interest rates offset by corresponding improvements in employment and consumer confidence Focus on organic growth; no acquisitions assumed An acquisition can take the place of planned land investment Opportunistic with regard to acquisitions. Must offer a good strategic fit in achieving our long-term goals Maintain strong balance sheet with debt-to- capitalization at 40% or lower

Assumptions - continued No sales price appreciation or cost escalation assumed for 2005 - 2006 Margin expansion based on supply chain management and related initiatives SG&A leverage gained with market volume growth No share repurchase assumed Balancing investment strategy with returns to create greater long term shareholder value

Goal: Unit and revenue growth expected to average 20+% annually Domestic Homebuilding Settlement Revenues $ Billions 2003 2004 est. 2005 Goal 2006 Goal Revenues 8.5 10.5 12.7 15.3

Goal: 200 to 300 basis points in pretax margin Operating Leverage Domestic Homebuilding Pretax Margin 2003 2004 est. 2005 Goal 2006 Goal Operating Margin 0.115 0.12 0.13 0.14 0.01 0.01 0.01 12% - 13% 13% - 14% 14% - 15% 11.5%

Goal: 80% Increase in Earnings Per Share Bottom Line Results Earnings Per Share Goals 2003 2004 est. 2005 Goal 2006 Goal Operating Margin 4.91 6 8 10 0.25 1 1 Current Guidance $6.00 to $6.25 $8.00 to $9.00 $10.00 to $11.00 $4.91

Management Focus on ROIC Decentralized Area President has P&L responsibility Local owner-operator mindset Centralize activities where appropriate Balancing investment strategy focused on returns with our opportunities to realize continued growth Performance-Based Incentives Based on 21% hurdle rate Economic Profit driven Growth of pretax income Return on capital

Targeting Improved Operating & Financial Results 2003 2006 Goal Domestic Deliveries 32,693 60,000 Domestic Settlement Revenues ($ billions) $8.5 $15+ Domestic Homebuilder Pretax Margin 11.5% 14% - 15% EPS (from continuing operations) $4.91 $11.00 Year End Community Count 535 900 - 1,000 ROE 20.6% 24.0% Debt-to Cap 38.4% <30%

Drive Top Line Growth Goal for 2006 revenues: $15 Billion Increase domestic unit closings Focus on existing markets Expand product line Planning model does not assume price appreciation Geographic mix and product mix suggest ASP's could trend lower

Areas for Improved Results Domestic Homebuilding Pretax Margins 2003 2006 Goal East 0.115 0.14 West 0.01 North 0.01 0.01 0.01 0.01 Supply Chain and Logistics Selective Vertical Integration: PHS, Pratte, DiVosta Greater Overhead Leverage Enhanced Operational Efficiency: land development and construction 11.5% 14% to 15%

Focused on Long-Term Financial Success

CAGR 27% Driving More to the Bottom Line 2000 2001 2002 2003 2004 est. 2005 Goal 2006 Goal Operating Margin 2.59 3 3.6 4.91 6 8 10 0.25 1 1 Earnings Per Share $10 to $11 $8 to $9 Current Guidance $6 to $6.25 $4.91 $3.60 $3.00 $2.59

1997 1998 1999 2000 2001 2002 2003 Net-Debt to Cap 0.306 0.283 0.438 0.32 0.336 Debt-to-Cap 0.4182 0.3822 0.328 0.3519 0.448 0.409 0.39 Maintaining Financial Discipline

Capitalization 2003 2004 est. 2005 Goal 2006 Goal Debt ($ billions) $2.2 $3.0 $2.8 $2.3 Equity ($ billions) $3.4 $4.3 $5.4 $6.9 Debt-to-cap 39% ^ 40% ^ 35% ^ 30% Book Value Per Share $27.55 $34.00 $42.00 $53.00

Higher Returns to the Shareholder 1997 1998 1999 2000 2001 2002 2003 2004 est. 2005 Goal 2006 Goal ROE 0.0643 0.1178 0.1769 0.1658 0.181 0.1818 0.2058 0.225 0.23 0.24 22% to 23% 23% to 24% 24% to 25% 21% 18% 18%

Higher Returns to the Shareholder 1997 1998 1999 2000 2001 2002 2003 2004 est. 2005 Goal 2006 Goal ROE 0.0643 0.1178 0.1769 0.12 0.1185 0.116 0.135 0.15 0.16 0.18 0.01 0.01 0.01 15% to 16% 16% to 17% 17% to 18+% 13% 12% 12%

Pulte Mortgage Focused on supporting homebuilding operations Supports home sale and closing process Control the backlog Lower risk, stable cash flows No exposure to large servicing portfolio Conservative positions in hedging exposure to interest rate movements Pretax will grow in step with higher unit volumes in domestic homebuilding Upside leverage as capture rate increases

Update on International Closed approximately 7,300 units in 2003 Pretax income $3.3 million Profitability expected to grow, but returns remain below acceptable level Current strategies Limited incremental investment in Argentina and Puerto Rico Mexico self funding its operations Expect to announce decisions with regard to long- term actions in International within the next 60-90 days

Liquidity 2004 - 2006 Land Amortization Projection $9.7 Billion Net Income 3.3 Billion Leverage (Maintaining 40% Debt-to-cap) 2.3 Billion Total Available for Investment $15.3 Billion

Keeping a Balance Profitability Assets Equity Debt Returns Liabilities Growth Investments Time Velocity Risks Shareholder Value

Targeting Improved Operating & Financial Results 2003 2006 Goal Domestic Deliveries 32,693 60,000 Domestic Settlement Revenues ($ billions) $8.5 $15+ Domestic Homebuilder Pretax Margin 11.5% 14% - 15% EPS (from continuing operations) $4.91 $11.00 Year End Community Count 535 900 - 1,000 ROE 20.6% 24.0% Debt-to Cap 38.4% <30%